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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                         TEXAS BIOTECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                                     13-3532643
      (STATE OF INCORPORATION)                (IRS EMPLOYER IDENTIFICATION NO.)


      7000 FANNIN, 20TH FLOOR
          HOUSTON, TEXAS                                   77030
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

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
If this form relates to the registration of a            If this form relates to the registration of a
class of securities pursuant to Section 12(b) of         class of securities pursuant to Section 12(g) of
the Exchange Act and is effective pursuant to            the Exchange Act and is effective pursuant to
General Instruction A.(c), please check the              General Instruction A.(d), please check the
following box.                                           following box. [X]

Securities Act registration statement file number to which this form relates:
                                                                             --------------------------
                                                                                        (If applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each class to be Registered       Name of Each Exchange on Which Class is to be Registered
            NONE

        Securities to be registered pursuant to Section 12(g) of the Act:

                                  COMMON STOCK
                                (TITLE OF CLASS)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Reference is made to the sections entitled "Description of Securities - Common Stock, - Preferred Stock, and - Preemptive Rights" in the Registration Statement on Form S-1 (Reg. No. 33-70994), as amended, initially filed with the Securities and Exchange Commission (the "Commission") by the Registrant on October 28, 1993, which description is incorporated herein by reference.

ITEM 2. EXHIBITS

     1. Certificate of Incorporation, as amended (filed as an exhibit to the Registrant's Form 10 (File No. 0-20117) effective June 26, 1992, as amended, and incorporated herein by reference).

     2. Amendment to the Certificate of Incorporation dated November 30, 1993 (filed as an exhibit to the Registrant's Form 10-Q (File No. 0-20117) for the quarter ended September 30, 1994, filed with the Commission on November 14, 1994, and incorporated herein by reference).

     3. Amendment to the Certificate of Incorporation dated May 20, 1994 (filed as an exhibit to the Registrant's Form 10-Q (File No. 0-20117) for the quarter ended September 30, 1994, filed with the Commission on November 14, 1994, and incorporated herein by reference).

     4. Certificate of Amendment of Certificate of Incorporation (filed as an exhibit to the Registrant's Form 10-Q (File No. 1-12574) for the quarter ended March 31, 1999, filed with the Commission on May 13, 1999, and incorporated herein by reference).

     5. Amended and Restated By-laws (filed as an exhibit to the Registrant's Form 10-Q (File No. 1-12574) for the quarter ended September 30, 1999, filed with the Commission on November 15, 1999, and incorporated herein by reference).

     6. Amendment to Article II of By-laws (filed as an exhibit to the Registrant's Form 10-Q (File No. 0-20117) for the quarter ended June 30, 2000, filed with the Commission on August 14, 2000, and incorporated herein by reference).

     7.   Specimen Certificate of the Registrant's Common Stock.

                            [SIGNATURE PAGE FOLLOWS]

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 18, 2001

                                 TEXAS BIOTECHNOLOGY CORPORATION


                                 By: /s/ STEPHEN L. MUELLER
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                                                 Stephen L. Mueller
                                     Vice President, Finance and Administration,
                                               Secretary and Treasure

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                               INDEX TO EXHIBITS


Exhibit
Number                            Description
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   7.   Specimen Certificate of the Registrant's Common Stock.